DREYFUS AGGRESSIVE VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to once again have the opportunity to correspond with you regarding the Dreyfus Aggressive Value Fund, a portfolio of the Dreyfus Growth & Value Funds, Inc. This report covers the annual period ended August 31, 1996. Since the Fund's inception date was September 29, 1995, only the 11 active months of the Fund are addressed. During this period, the Fund's total return was 61.00%* compared to 13.91% for the Standard and Poor's 500 Composite Stock Price Index.** This strong performance was due to numerous successful investments, including several initial public offerings which appreciated significantly between pricing and the first public trade. We would expect future results for the Fund to be closer to the market index. ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken temporarily by July's sluggishness. Somewhat faster growth is again evident as summer ends. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board tightening.
    This year's economic strength is due in large part to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment, although homebuilding saw slower activity. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. Corporate profits, however, are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderated, although rising food and energy prices have begun to pull the overall inflation rate higher and wage increases have accelerated in this year's tight labor market. As a result, reports of a faster economic pace have boosted fears of accelerated inflation, and bond yields have risen substantially; short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
MARKET OVERVIEW
    The securities markets remained strong, as we said, through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the last half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Federal Reserve might do about interest rates.
    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness, and that occasioned the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.

    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shakeout in security prices-among bonds as well as stocks. Technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Bond prices slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
FUNDAMENTAL ANALYSIS
    We are practitioners of, and passionate believers in, fundamental security analysis. This method of determining the value of a security starts with our analysts and often our portfolio managers communicating directly with the management of companies which are either current investments or are being considered for investment in Dreyfus mutual funds. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as a company's customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    It is a massive undertaking for us, especially given the thousands of securities which are available for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus currently employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are solely dedicated to finding the best investments for our clients, the mutual fund shareholders. Their work is proprietary: It is only distributed internally to our portfolio managers, and forms the basis for security selection in the mutual funds.
    Much like the complete and thorough mixture of information that we build to make investment decisions, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some are relatively young and some are veterans, providing a blend of energy and experience. This diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors. The reason, of course, is that through an increase in demand for ownership of a security, the price of that security rises.
PORTFOLIO FOCUS
    The Dreyfus Aggressive Value Fund is dedicated to investments in value-oriented securities. Most studies confirm the strong and consistent long-term performance of a value style of investing.
    Investment results during the annual period benefited from holdings such as Jones Apparel Group, Reebok International, Storage Technology, Intel, Sandoz, Warner-Lambert, Premark International, Grupo Industrial Maseca ADS, Price/Costco, Genesee & Wyoming and NorAm Energy. Performance results were penalized by holdings including Sensormatic Electronics, Grand Casinos, Westinghouse Electric, Olin and AT&T.

    Thank you for your trust and the privilege of managing your assets. All of Dreyfus continues to work diligently on your behalf.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
September 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS AGGRESSIVE VALUE FUND                            AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE VALUE FUND AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$16,100
Dreyfus
Aggressive Value Fund
$11,391
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.]
ACTUAL AGGREGATE TOTAL RETURN
                                     FROM INCEPTION (9/29/95)
                                     TO AUGUST 31, 1996
                                     --------------
                                        61.00%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Aggressive Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                                                    AUGUST 31, 1996
COMMON STOCKS-96.5%                                                                                 SHARES            VALUE
                                                                                                    ------            ------
  CONSUMER DURABLES-6.8%             Mohawk Industries......................      (a)                9,400       $   215,612
                                     Newell.................................                         5,700           177,413
                                     North Face.............................                        11,000           269,500
                                                                                                                       -----
                                                                                                                     662,525
                                                                                                                       -----
  CONSUMER
    NON-DURABLES-8.7%                Cott...................................                        19,000           148,438
                                     Jones Apparel Group....................      (a)                3,400           188,275
                                     Kimberly-Clark.........................                         2,200           172,425
                                     Philip Morris..........................                         1,700           152,575
                                     Reebok International...................                         5,200           187,200
                                                                                                                       -----
                                                                                                                     848,913
                                                                                                                       -----
  ELECTRONIC TECHNOLOGY-9.5%         Applied Voice Technology...............      (a)               16,600           199,200
                                     Digital Equipment......................      (a)                4,700           181,537
                                     Intel..................................                         2,400           191,550
                                     Perkin-Elmer...........................                         2,800           145,250
                                     Storage Technology.....................      (a)                5,300           200,738
                                                                                                                       -----
                                                                                                                     918,275
                                                                                                                       -----
  ENERGY MINERALS-6.6%               Amerada Hess...........................                         2,700           137,362
                                     FX Energy..............................      (a)               25,000           207,813
                                     Phillips Petroleum.....................                         3,800           153,900
                                     Tosco..................................                         3,000           144,000
                                                                                                                       -----
                                                                                                                     643,075
                                                                                                                       -----
  FINANCE-10.2%                      Alexander & Alexander Services.........                         8,200           129,150
                                     Bank United, Cl. A.....................                         8,500           205,063
                                     CapMAC Holdings........................                         5,700           166,725
                                     Enhance Financial Services Group.......                         5,800           166,750
                                     First Security.........................                         6,200           168,950
                                     Medallion Financial....................                        12,000           154,500
                                                                                                                       -----
                                                                                                                     991,138
                                                                                                                        ----
  HEALTH SERVICES-1.7%               Tenet Healthcare.......................      (a)                8,000           168,000
                                                                                                                       -----
  HEALTH TECHNOLOGY-7.2%             Baxter International...................                         3,600           160,650
                                     Sandoz.................................                           155           184,220
                                     Vitalcom ..............................                        23,000           184,000
                                     Warner-Lambert.........................                         2,800           166,600
                                                                                                                       -----
                                                                                                                     695,470
                                                                                                                       -----
  INDUSTRIAL SERVICES-1.9%           Cooper Cameron.........................      (a)                3,500           184,625
                                                                                                     -----
  NON-ENERGY MINERALS-3.9%           Lone Star Industries...................                         5,400           175,500
                                     Southern Peru Copper...................                        13,200           201,300
                                                                                                                       -----
                                                                                                                     376,800
                                                                                                                       -----

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES            VALUE
                                                                                                    ------           ------
  PROCESS INDUSTRIES-14.0%           Aracruz Celulose, A.D.R. ..............                        22,200       $   197,025
                                     Grupo Industrial Maseca, A.D.R. .......                        10,400           191,100
                                     Hoechst Aktien.........................                         4,900           171,599
                                     National Service Industries............                         4,100           155,800
                                     Premark International..................                        10,600           193,450
                                     Union Carbide..........................                         3,500           151,375
                                     Westinghouse Electric..................                         9,500           155,563
                                     Witco..................................                         4,600           139,150
                                                                                                                       -----
                                                                                                                   1,355,062
                                                                                                                       -----
  PRODUCER
    MANUFACTURING-8.0%               Borg-Warner Automotive.................                         3,900           146,250
                                     MagneTek...............................      (a)               17,800           184,675
                                     Masco..................................                         5,500           160,187
                                     Olin...................................                         1,800           142,650
                                     Raychem................................                         2,100           144,113
                                                                                                                       -----
                                                                                                                     777,875
                                                                                                                       -----
  RETAIL-5.4%                        K mart.................................                        15,000           150,000
                                     Pier 1 Imports.........................                        12,000           201,000
                                     Price/Costco...........................      (a)                8,700           172,913
                                                                                                                       -----
                                                                                                                     523,913
                                                                                                                       -----
  TECHNOLOGY SERVICES-1.3%           Toolex-Alpha...........................                         5,900           130,537
                                                                                                                      -----
  TRANSPORTATION-4.3%                Airborne Freight.......................                         6,700           158,287
                                     Genesee & Wyoming, Cl. A...............                         3,500            87,500
                                     Yellow.................................        (a)             12,800           171,200
                                                                                                                       -----
                                                                                                                     416,987
                                                                                                                       -----
  UTILITIES-7.0%                     AT&T...................................                         2,600           136,500
                                     GTE....................................                         3,200           126,000
                                     Hong Kong Telecommunications, A.D.R....                        10,400           175,500
                                     NorAm Energy...........................                        16,500           241,312
                                                                                                                       -----
                                                                                                                     679,312
                                                                                                                       -----
                                     TOTAL COMMON STOCKS
                                       (cost $8,897,358)....................                                      $9,372,507
                                                                                                                       =====
                                                                                                 PRINCIPAL
  CONVERTIBLE BOND-1.0%                                                                            AMOUNT            VALUE
                                                                                                    ------           ------
  HEALTH SERVICES;                   INAMED
                                       11%, 3/31/99
                                       (cost $ 100,000).....................      (b)          $   100,000       $   100,000
                                                                                                                       =====

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          AUGUST 31, 1996
                                                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-4.0%                                                                       AMOUNT              VALUE
                                                                                                    ------            ------
  U.S. TREASURY BILLS:               5.06%, 11/7/96.........................                  $     37,000      $     36,643
                                     5.02%, 11/14/96........................                       147,000           145,437
                                     5.02%, 11/21/96........................                        52,000            51,398
                                     5.10%, 11/29/96........................                       151,000           149,057
                                                                                                                       -----
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $382,643)......................                                     $   382,535
                                                                                                                       =====
TOTAL INVESTMENTS (cost $9,380,001)                                                                 101.5%        $9,855,042
                                                                                                      ====             =====
LIABILITIES, LESS CASH AND RECEIVABLES                                                               (1.5%)      $  (144,315)
                                                                                                      ====             =====
NET ASSETS                                                                                           100.0%       $9,710,727
                                                                                                      ====             =====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security restricted as to public resale. Investments in restricted securities, with an aggregate market value of $100,000, represents approximately 1.0% of net assets;

                                                         ACQUISITION       PURCHASE      PERCENTAGE OF
ISSUER                                                      DATE             PRICE         NET ASSETS      VALUATION*
---                                                        ------            -----          --------         ------
INAMED Conv. Bond, 11%, 3/31/99..............              1/23/96           $100            1.03%            cost

    *The valuation of this security has been determined in good faith under the direction of the Board of Directors.

See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                             AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $9,380,001)-see statement.......................................                                    $  9,855,042
    Cash....................................................................                                         181,973
    Receivable for investment securities sold...............................                                         190,400
    Receivable for shares of Common Stock subscribed........................                                          15,000
    Dividends and interest receivable.......................................                                          11,802
    Prepaid expenses........................................................                                           7,449
    Due from The Dreyfus Corporation and affiliates.........................                                           6,301
                                                                                                                      ------
                                                                                                                  10,267,967
LIABILITIES:
    Due to Distributor......................................................                    $    1,953
    Payable for investment securities purchased.............................                       543,260
    Payable for Common Stock redeemed.......................................                           450
    Accrued expenses........................................................                        11,577           557,240
                                                                                                     -----            ------
NET ASSETS..................................................................                                    $  9,710,727
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $  7,375,618
    Accumulated undistributed investment income-net.........................                                          24,871
    Accumulated undistributed net realized gain on investments, securities sold short and
      foreign currency transactions.........................................                                       1,835,188
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                         475,050
                                                                                                                      ------
NET ASSETS at value applicable to 483,692 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                    $  9,710,727
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($9,710,727 / 483,692 shares)...........................................                                          $20.08
                                                                                                                      ======






See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $737 foreign taxes withheld at source).........                  $     80,001
      Interest..............................................................                        28,122
                                                                                                     -----
          TOTAL INCOME......................................................                                     $   108,123
    EXPENSES:
      Management fee-Note 3(a)..............................................                        43,706
      Shareholder servicing costs-Note 3(b).................................                        23,630
      Auditing fees.........................................................                        12,800
      Legal fees............................................................                        12,740
      Custodian fees-Note 3(b)..............................................                         6,947
      Registration fees.....................................................                         5,888
      Prospectus and shareholders' reports..................................                         4,016
      Directors' fees and expenses-Note 3(c)................................                         2,617
      Miscellaneous.........................................................                         1,139
                                                                                                     -----
          TOTAL EXPENSES....................................................                       113,483
      Less-reduction in management fee due to undertaking-Note 3(a).........                        39,945
                                                                                                     -----
          NET EXPENSES......................................................                                          73,538
                                                                                                                       -----
          INVESTMENT INCOME-NET.............................................                                          34,585
                                                                                                                       -----
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions (including foreign currency transactions)...........                    $1,903,799
      Short sale transactions...............................................                       (74,432)
    Net realized gain on forward currency exchange contracts;
      Short transactions....................................................                         5,821
                                                                                                     -----
      NET REALIZED GAIN.....................................................                                       1,835,188
    Net unrealized appreciation on investments and foreign currency transactions                                     475,050
                                                                                                                       -----
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       2,310,238
                                                                                                                       -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,344,823
                                                                                                                       =====



See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
OPERATIONS:
    Investment income-net...................................................................                  $       34,585
    Net realized gain on investments........................................................                       1,835,188
    Net unrealized appreciation on investments for the period...............................                         475,050
                                                                                                                       -----
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                       2,344,823
                                                                                                                       -----
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                          (9,714)
                                                                                                                       -----
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      13,366,799
    Dividends reinvested....................................................................                           9,197
    Cost of shares redeemed.................................................................                      (6,000,378)
                                                                                                                       -----
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                       7,375,618
                                                                                                                       -----
          TOTAL INCREASE IN NET ASSETS......................................................                       9,710,727
NET ASSETS:
    Beginning of period.....................................................................                              --
                                                                                                                       -----
    End of period (including undistributed investment income-net;
      $24,871 on August 31, 1996)...........................................................                    $  9,710,727
                                                                                                                       =====
                                                                                                                      SHARES
                                                                                                                       -----
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                         795,837
    Shares issued for dividends reinvested..................................................                             588
    Shares redeemed.........................................................................                        (312,733)
                                                                                                                       -----
      NET INCREASE IN SHARES OUTSTANDING....................................................                         483,692
                                                                                                                       =====







See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:
    Net asset value, beginning of period..............................................   ......                       $12.50
                                                                                                                         ---
    INVESTMENT OPERATIONS:
    Investment income-net...................................................................                             .09
    Net realized and unrealized gain on investments.........................................                            7.53
                                                                                                                         ---
      TOTAL FROM INVESTMENT OPERATIONS......................................................                            7.62
                                                                                                                         ---
    DISTRIBUTIONS;
    Dividends from investment income-net....................................................                            (.04)
                                                                                                                         ---
    Net asset value, end of period..........................................................                          $20.08
                                                                                                                         ===
TOTAL INVESTMENT RETURN.....................................................................                           61.00%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................                            1.17%(1)
    Ratio of net investment income to average net assets....................................                             .55%(1)
    Decrease reflected in above expense ratio due to
      undertaking by the Manager............................................................                             .63%(1)
    Portfolio Turnover Rate.................................................................                          260.98%(1)
    Average commission rate paid(2).........................................................                          $.0508
    Net Assets, end of period (000's omitted)...............................................                          $9,711
    (1)  Not annualized.
    (2)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's
investment objective is capital appreciation.   The Dreyfus Corporation
("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that Fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ending August 31, 1996 the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $39,945 for the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $14,569 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,828 during the period from December 1, 1995 through August 31, 1996.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund.
During the period from May 10, 1996 through August 31, 1996, $2,120 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: During the period ended August 31, 1996, the Fund incurred total brokerage commissions of $39,015 of which $5,943 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES         SALES
                                                                                         --------         --------
Long transactions....................................................                 $22,453,202          $15,359,901
Short sale transactions..............................................                     549,314              474,882
                                                                                         --------             --------
    TOTAL............................................................                 $23,002,516          $15,834,783
                                                                                         ========             ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. There were no securities sold short outstanding for the period ended August 31, 1996.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabiliities. At August 31, 1996, there were no forward currency exchange contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $475,041, consisting of $746,730 gross unrealized appreciation and $271,689 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS AGGRESSIVE VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS AGGRESSIVE VALUE FUND
   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf-irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
September 27, 1996


[Dreyfus lion "d" logo]
DREYFUS AGGRESSIVE VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            257AR968
[Dreyfus logo]
Aggressive Value
Fund
Annual Report
August 31, 1996